CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF

Statistical Supplement

Second Quarter 2012

Lincoln Financial Group®

You're in Charge[SM]

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Select Earnings Drivers By Segment	7
Deposits, Net Flows and Account Balances By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Investment Data	13
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	14
Select Liquidity and Ratings Agency Data	15
Select Earnings and Operational Data:
Annuities	16
Retirement Plan Services	17
Life Insurance	18
Group Protection	19
Other Operations and Discontinued Operations	20
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	21
Annuities	22
Retirement Plan Services, Life Insurance and Group Protection	23
Account Value Roll Forwards:
Annuities	24
Retirement Plan Services	25
Life Insurance	26
Select Non-GAAP to GAAP Reconciliations	27

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Ed Spehar	646-855-1744
Barclays Capital	Jay Gelb	212-526-1561
Credit Suisse	Tom Gallagher	212-538-2010
Dowling and Partners	Ryan Krueger	860-676-8600
Evercore Partners	Mark Finkelstein	312-445-6440
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: 484-583-1420
Fax: 484-583-3962

Notes
This list is provided for informational purposes only.  Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount because both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive EPS, the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans.  In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation.  In these periods, we would also exclude the deferred compensation adjustment.

Return on equity ("ROE") measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI").  Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders' equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares.  We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Basis of Presentation
We adopted the provisions of ASU 2010-26 “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) effective January 1, 2012, and elected to retrospectively restate all prior periods.  ASU 2010-26 clarified the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts.  Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferred acquisition costs ("DAC").  The determination of deferability must be made on a contract-level basis.

Certain other amounts reported in prior periods have been reclassified to the presentation adopted in the current period.  These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior periods.

Definitions
Holding company available cash consists of cash and cash equivalents, investments maturing in one year or less at origination and receivables under the inter-company cash management program, less payables under the inter-company cash management program, payables from purchases of securities not settled as of the balance sheet date and commercial paper outstanding.

Sales as reported consist of the following:
•
Universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;

• Whole life and term - 100% of first year paid premiums;
• Linked-benefit - 15% of premium deposits;
• Annuities - deposits from new and existing customers; and
• Group Protection - annualized first year premiums from new policies.

Page 2a

Lincoln Financial Group
Notes

Throughout the document, "after-DAC" refers to the associated amortization expense of DAC, value of business acquired ("VOBA"), deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities ("gain (loss) on the mark-to-market on certain instruments");
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders reflected within variable annuity net derivative results;
▪
Changes in the fair value of the embedded derivatives of our guaranteed living benefit ("GLB") riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and

▪
Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value ("indexed annuity forward-starting option");

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking") reflected within variable annuity net derivative results;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of deferred front-end loads ("DFEL") arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance because they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated August 1, 2012, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Revenues
Insurance premiums	$594	$559	$573	$589	$630	6.1%	$1,162	$1,219	4.9%
Insurance fees	900	864	854	907	887	-1.4%	1,718	1,794	4.4%
Net investment income	1,181	1,151	1,129	1,166	1,197	1.4%	2,372	2,362	-0.4%
Realized gain (loss):
Other-than-temporary impairment ("OTTI")	(31)	(26)	(25)	(47)	(33)	-6.5%	(72)	(80)	-11.1%
Realized gain (loss), excluding OTTI	22	(137)	(99)	(38)	76	95.5%	65	37	-43.1%
Total realized gain (loss)	(9)	(163)	(124)	(85)	43	NM	(7)	(43)	NM
Amortization of deferred gains on business sold through reinsurance	19	19	19	19	18	-5.3%	37	38	2.7%
Other revenues and fees	122	117	117	118	124	1.6%	244	244	0.0%
Total revenues	2,807	2,547	2,568	2,714	2,899	3.3%	5,526	5,614	1.6%

Expenses
Interest credited	625	625	624	625	616	-1.4%	1,239	1,241	0.2%
Benefits	1,027	664	819	858	945	-8.0%	1,862	1,804	-3.1%
Commissions and other expenses	674	1,024	797	856	828	22.8%	1,443	1,684	16.7%
Interest and debt expense	72	79	70	68	68	-5.6%	144	135	-6.3%
Impairment of intangibles	-	-	747	-	-	NM	-	-	NM
Total expenses	2,398	2,392	3,057	2,407	2,457	2.5%	4,688	4,864	3.8%
Income (loss) from continuing operations before taxes	409	155	(489)	307	442	8.1%	838	750	-10.5%
Federal income tax expense (benefit)	105	(6)	50	61	118	12.4%	221	180	-18.6%
Income (loss) from continuing operations	304	161	(539)	246	324	6.6%	617	570	-7.6%
Income (loss) from discontinued operations	-	(8)	-	(1)	-	NM	-	(1)	NM
Net income (loss)	304	153	(539)	245	324	6.6%	617	569	-7.8%
Adjustment for LNC stock units in our deferred compensation plans	(1)	(6)	-	-	(4)	NM	-	2	NM
Net income (loss) available to common stockholders - diluted	$303	$147	$(539)	$245	$320	5.6%	$617	$571	78.4%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from continuing operations	$0.95	$0.50	$(1.81)	$0.83	$1.10	15.8%	$1.92	$1.94	1.0%
Income (loss) from discontinued operations	-	(0.03)	-	-	-	NM	-	-	NM
Net income (loss)	$0.95	$0.47	$(1.81)	$0.83	$1.10	15.8%	$1.92	$1.94	1.0%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change
ASSETS
Investments:
Available-for-sale ("AFS") securities:
Corporate bonds	$54,830	$58,263	$59,261	$60,599	$63,914	16.6%
U.S. government bonds	240	286	494	486	517	115.4%
Foreign government bonds	594	642	733	650	664	11.8%
Mortgage-backed securities	10,334	10,118	9,639	9,095	8,504	-17.7%
Asset-backed collateralized debt obligations	126	111	102	102	120	-4.8%
State and municipal bonds	3,479	3,969	4,047	4,126	4,284	23.1%
Hybrid and redeemable preferred securities	1,317	1,202	1,157	1,196	1,188	-9.8%
VIEs' fixed maturity securities	593	700	700	702	705	18.9%
Equity securities	144	137	139	126	154	6.9%
Total AFS securities	71,657	75,428	76,272	77,082	80,050	11.7%
Trading securities	2,625	2,726	2,675	2,650	2,649	0.9%
Mortgage loans on real estate	6,871	6,893	6,942	6,938	6,804	-1.0%
Real estate	150	136	137	113	116	-22.7%
Policy loans	2,877	2,874	2,884	2,842	2,829	-1.7%
Derivative investments	1,097	3,029	3,151	2,244	3,399	209.8%
Other investments	1,001	1,105	1,069	1,043	1,041	4.0%
Total investments	86,278	92,191	93,130	92,912	96,888	12.3%
Cash and invested cash	2,912	4,833	4,510	3,516	5,257	80.5%
DAC and VOBA	7,699	6,705	6,776	6,880	6,505	-15.5%
Premiums and fees receivable	370	383	408	437	388	4.9%
Accrued investment income	994	1,023	981	1,026	1,021	2.7%
Reinsurance recoverables	6,556	6,659	6,526	6,534	6,601	0.7%
Funds withheld reinsurance assets	885	881	874	866	863	-2.5%
Goodwill	3,019	3,019	2,273	2,273	2,273	-24.7%
Other assets	2,423	2,433	2,536	2,486	2,475	2.1%
Separate account assets	88,846	78,195	83,477	91,088	88,839	0.0%
Total assets	$199,982	$196,322	$201,491	$208,018	$211,110	5.6%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$17,874	$19,988	$19,813	$18,784	$19,930	11.5%
Other contract holder funds	67,838	68,552	69,466	70,027	70,422	3.8%
Short-term debt	251	550	300	300	300	19.5%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 15 for details)	1,122	1,122	1,122	1,122	1,122	0.0%
Financial	4,607	4,226	4,269	4,484	4,597	-0.2%
Reinsurance related embedded derivatives	119	177	168	158	185	55.5%
Funds withheld reinsurance liabilities	1,107	1,072	1,045	1,043	999	-9.8%
Deferred gain on business sold through reinsurance	431	412	394	375	356	-17.4%
Payables for collateral on investments	1,805	3,855	3,733	2,875	5,070	180.9%
VIEs' liabilities	130	203	193	149	158	21.5%
Other liabilities	3,294	3,983	4,273	4,352	4,950	50.3%
Separate account liabilities	88,846	78,195	83,477	91,088	88,839	0.0%
Total liabilities	187,424	182,335	188,253	194,757	196,928	5.1%

Stockholders' Equity
Common stock	7,938	7,792	7,590	7,448	7,310	-7.9%
Retained earnings	3,393	3,531	2,969	3,191	3,493	2.9%
AOCI:
Unrealized gain (loss) on AFS securities	1,556	2,842	2,948	2,934	3,627	133.1%
Unrealized OTTI on AFS securities	(111)	(110)	(110)	(119)	(117)	-5.4%
Unrealized gain (loss) on derivative instruments	(37)	112	119	89	150	NM
Foreign currency translation adjustment	(3)	3	-	(3)	(4)	-33.3%
Funded status of employee benefit plans	(178)	(183)	(278)	(279)	(277)	-55.6%
Total AOCI	1,227	2,664	2,679	2,622	3,379	175.4%
Total stockholders' equity	12,558	13,987	13,238	13,261	14,182	12.9%
Total liabilities and stockholders' equity	$199,982	$196,322	$201,491	$208,018	$211,110	5.6%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Income (Loss)
Income (loss) from operations	$326	$329	$280	$296	$322	-1.2%	$648	$617	-4.8%
Net income	304	153	(539)	245	324	6.6%	617	569	-7.8%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.01	$1.03	$0.92	$1.00	$1.09	7.9%	$2.01	$2.11	5.0%
Net income (loss)	0.95	0.47	(1.81)	0.83	1.10	15.8%	1.92	1.94	1.0%

Average Stockholders' Equity
Average equity, including AOCI	$12,309	$13,272	$13,612	$13,249	$13,722	11.5%	$12,122	$13,486	11.3%
Average AOCI	1,050	1,945	2,671	2,650	3,000	185.7%	956	2,825	195.5%
Average equity, excluding AOCI	$11,259	$11,327	$10,941	$10,599	$10,722	-4.8%	$11,166	$10,661	-4.5%

ROE
Income (loss) from operations	11.6%	11.6%	10.2%	11.2%	12.0%		11.6%	11.6%
Net income (loss)	10.8%	5.4%	-19.7%	9.3%	12.1%		11.1%	10.7%

Per Share
Dividends declared during the period	$0.05	$0.05	$0.08	$0.08	$0.08	60.0%	$0.10	$0.16	60.0%
Book value, including AOCI	40.70	46.34	45.42	46.44	50.77	24.7%	40.70	50.77	24.7%
Book value, excluding AOCI	36.73	37.51	36.23	37.25	38.68	5.3%	36.73	38.68	5.3%

Shares
Repurchased during the period	5.1	6.7	10.4	6.0	6.5	25.7%	7.6	12.5	64.4%
Average for the period - diluted	319.9	312.0	303.4	295.9	290.0	-9.3%	321.8	293.5	-8.8%
End-of-period - assuming conversion of preferred	308.5	301.8	291.5	285.6	279.3	-9.5%	308.5	279.3	-9.5%
End-of-period - diluted	316.8	306.9	297.0	293.0	286.8	-9.5%	316.8	286.8	-9.5%

Cash Returned to Common Stockholders
Shares repurchased	$150	$150	$200	$150	$150	0.0%	$225	$300	33.3%
Common dividends	16	15	15	23	23	43.8%	31	46	48.4%
Total cash returned to common stockholders	$166	$165	$215	$173	$173	4.2%	$256	$346	35.2%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Income (Loss) from Operations
Annuities	$145	$153	$131	$137	$158	9.0%	$289	$294	1.7%
Retirement Plan Services	41	39	33	35	38	-7.3%	90	72	-20.0%
Life Insurance	136	154	138	142	138	1.5%	279	281	0.7%
Group Protection	26	27	20	16	27	3.8%	50	43	-14.0%
Other Operations	(22)	(44)	(42)	(34)	(39)	-77.3%	(60)	(73)	-21.7%
Income (loss) from operations	$326	$329	$280	$296	$322	-1.2%	$648	$617	-4.8%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$2,317	$2,580	$2,828	$2,957	$3,088	33.3%	$2,304	$3,022	31.2%
Retirement Plan Services	882	864	857	905	995	12.8%	885	950	7.3%
Life Insurance	5,662	5,660	5,628	5,710	5,864	3.6%	5,612	5,787	3.1%
Group Protection	878	875	889	906	927	5.6%	883	916	3.7%
Total segment equity, excluding goodwill	9,739	9,979	10,202	10,478	10,874	11.7%	9,684	10,675	10.2%
Other Operations and goodwill	1,520	1,348	739	121	(152)	NM	1,482	(14)	NM
Total average equity, excluding AOCI	$11,259	$11,327	$10,941	$10,599	$10,722	-4.8%	$11,166	$10,661	-4.5%

ROE
Segment ROE, excluding goodwill:
Annuities	25.0%	23.8%	18.5%	18.5%	20.4%		25.1%	19.5%
Retirement Plan Services	18.8%	18.1%	15.6%	15.3%	15.2%		20.2%	15.2%
Life Insurance	9.6%	10.9%	9.8%	10.0%	9.4%		9.9%	9.7%
Group Protection	11.7%	12.3%	9.2%	7.1%	11.6%		11.3%	9.4%
Consolidated ROE - income (loss) from operations	11.6%	11.6%	10.2%	11.2%	12.0%		11.6%	11.6%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Annuities
Operating revenues	$735	$711	$692	$731	$734	-0.1%	$1,468	$1,465	-0.2%
Average account values	88,432	85,584	84,708	89,537	89,890	1.6%	87,445	89,714	2.6%
Net flows	700	663	345	293	701	0.1%	1,183	994	-16.0%

Retirement Plan Services
Operating revenues	$260	$247	$246	$252	$258	-0.8%	$523	$510	-2.5%
Average account values	40,481	38,911	38,634	40,834	41,315	2.1%	39,956	41,008	2.6%
Net flows	(178)	329	219	212	194	209.0%	(44)	406	NM

Life Insurance
Operating revenues	$1,229	$1,176	$1,187	$1,232	$1,237	0.7%	$2,376	$2,469	3.9%
Average account values	34,358	34,493	34,848	35,643	36,064	5.0%	34,113	35,854	5.1%
Average in-force face amount	568,704	572,585	577,137	579,897	581,015	2.2%	566,771	580,456	2.4%
Net flows	868	963	1,031	751	723	-16.7%	1,689	1,474	-12.7%

Group Protection
Operating revenues	$501	$479	$481	$504	$540	7.8%	$979	$1,043	6.5%
Non-medical earned premiums	409	410	412	431	441	7.8%	811	872	7.5%

Consolidated
Operating revenues	$2,839	$2,735	$2,715	$2,824	$2,882	1.5%	$5,578	$5,707	2.3%
Average account values	163,271	158,988	158,190	166,014	167,269	2.4%	161,514	166,576	3.1%
Net flows	1,390	1,955	1,595	1,256	1,618	16.4%	2,828	2,874	1.6%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Deposits
Annuities	$2,927	$2,709	$2,375	$2,480	$2,867	-2.0%	$5,566	$5,347	-3.9%
Retirement Plan Services	1,199	1,456	1,570	1,511	1,291	7.7%	2,540	2,802	10.3%
Life Insurance	1,274	1,343	1,506	1,159	1,137	-10.8%	2,544	2,297	-9.7%
Total deposits	$5,400	$5,508	$5,451	$5,150	$5,295	-1.9%	$10,650	$10,446	-1.9%

Net Flows
Annuities	$700	$663	$345	$293	$701	0.1%	$1,183	$994	-16.0%
Retirement Plan Services	(178)	329	219	212	194	209.0%	(44)	406	NM
Life Insurance	868	963	1,031	751	723	-16.7%	1,689	1,474	-12.7%
Total net flows	$1,390	$1,955	$1,595	$1,256	$1,618	16.4%	$2,828	$2,874	1.6%

Account Balances as of End-of-Period
Annuities	$88,840	$81,229	$85,534	$91,668	$90,377	1.7%	$88,840	$90,377	1.7%
Retirement Plan Services	40,287	37,020	39,133	42,020	41,397	2.8%	40,287	41,397	2.8%
Life Insurance	34,567	34,419	35,278	36,008	36,121	4.5%	34,567	36,121	4.5%
Total account balances	$163,694	$152,668	$159,945	$169,696	$167,895	2.6%	$163,694	$167,895	2.6%

Average Account Balances
Annuities	$88,432	$85,584	$84,708	$89,537	$89,890	1.6%	$87,445	$89,714	2.6%
Retirement Plan Services	40,481	38,911	38,634	40,834	41,315	2.1%	39,956	41,008	2.6%
Life Insurance	34,358	34,493	34,848	35,643	36,064	5.0%	34,113	35,854	5.1%
Total average account balances	$163,271	$158,988	$158,190	$166,014	$167,269	2.4%	$161,514	$166,576	3.1%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Sales
Annuities:
Variable	$2,356	$2,155	$2,028	$2,185	$2,422	2.8%	$4,540	$4,607	1.5%
Fixed	571	554	347	295	445	-22.1%	1,026	740	-27.9%
Total Annuities	$2,927	$2,709	$2,375	$2,480	$2,867	-2.0%	$5,566	$5,347	-3.9%

Retirement Plan Services:
Small market	$315	$312	$354	$418	$372	18.1%	$641	$790	23.2%
Mid - large market	704	969	1,053	920	740	5.1%	1,535	1,660	8.1%
Multi-Fund® and other variable	180	175	163	173	179	-0.6%	364	352	-3.3%
Total Retirement Plan Services	$1,199	$1,456	$1,570	$1,511	$1,291	7.7%	$2,540	$2,802	10.3%

Life Insurance:
UL, excluding MoneyGuard®	$83	$74	$75	$47	$51	-38.6%	$168	$98	-41.7%
MoneyGuard®	39	48	65	41	41	5.1%	73	82	12.3%
VUL	11	13	16	10	12	9.1%	21	21	0.0%
COLI and BOLI	10	8	57	11	11	10.0%	27	22	-18.5%
Term	14	12	15	13	13	-7%	27	26	-3.7%
Total Life Insurance	$157	$155	$228	$122	$128	-18.5%	$316	$249	-21.2%

Group Protection:
Life	$23	$31	$91	$29	$33	43.5%	$41	$61	48.8%
Disability	31	34	93	28	38	22.6%	49	66	34.7%
Dental	13	10	25	10	18	38.5%	23	29	26.1%
Total Group Protection	$67	$75	$209	$67	$89	32.8%	$113	$156	38.1%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Operating Revenues
Annuities	$735	$711	$692	$731	$734	-0.1%	$1,468	$1,465	-0.2%
Retirement Plan Services	260	247	246	252	258	-0.8%	523	510	-2.5%
Life Insurance	1,229	1,176	1,187	1,232	1,237	0.7%	2,376	2,469	3.9%
Group Protection	501	479	481	504	540	7.8%	979	1,043	6.5%
Other Operations	114	122	109	105	113	-0.9%	232	220	-5.2%
Total	$2,839	$2,735	$2,715	$2,824	$2,882	1.5%	$5,578	$5,707	2.3%

General and Administrative Expenses, Net of Amounts Capitalized
Annuities	$99	$91	$100	$107	$97	-2.0%	$194	$203	4.6%
Retirement Plan Services	68	62	69	67	70	2.9%	128	138	7.8%
Life Insurance	99	100	110	108	102	3.0%	197	210	6.6%
Group Protection	47	48	55	52	53	12.8%	90	106	17.8%
Other Operations	9	20	15	23	23	155.6%	36	45	25.0%
Total	$322	$321	$349	$357	$345	7.1%	$645	$702	8.8%

General and Administrative Expenses, Net of Amounts Capitalized, As a % of Operating Revenues
Annuities	13.4%	12.8%	14.4%	14.6%	13.2%		13.2%	13.9%
Retirement Plan Services	26.0%	25.0%	28.2%	26.6%	27.3%		24.4%	27.0%
Life Insurance	8.0%	8.5%	9.3%	8.8%	8.3%		8.3%	8.5%
Group Protection	9.4%	10.0%	11.5%	10.3%	9.9%		9.2%	10.1%
Other Operations	8.2%	17.4%	13.4%	21.3%	19.4%		15.9%	20.3%
Total	11.3%	11.7%	12.9%	12.6%	12.0%		11.6%	12.3%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Operating Commissions and Other Expenses Incurred
General and administrative expenses	$366	$368	$409	$399	$394	7.7%	$731	$793	8.5%
Commissions	492	476	483	448	466	-5.3%	975	915	-6.2%
Media expenses	17	17	18	16	16	-5.9%	34	32	-5.9%
Taxes, licenses and fees	53	75	62	62	55	3.8%	115	117	1.7%
Interest and debt expense	72	71	70	68	68	-5.6%	144	135	-6.3%
Expenses associated with reserve financing and unrelated letters of credit	12	11	13	13	13	8.3%	24	26	8.3%
Total operating commissions and other expenses incurred	1,012	1,018	1,055	1,006	1,012	0.0%	2,023	2,018	-0.2%

Less Amounts Capitalized
General and administrative expenses	(44)	(47)	(60)	(42)	(49)	-11.4%	(86)	(91)	-5.8%
Commissions	(297)	(281)	(290)	(238)	(260)	12.5%	(581)	(498)	14.3%
Taxes, licenses and fees	(11)	(13)	(14)	(10)	(10)	9.1%	(23)	(20)	13.0%
Total amounts capitalized	(352)	(341)	(364)	(290)	(319)	9.4%	(690)	(609)	11.7%
Total expenses incurred, net of amounts capitalized, excluding amortization	660	677	691	716	693	5.0%	1,333	1,409	5.7%

Amortization
Amortization of DAC and VOBA	85	425	170	200	204	140.0%	251	404	61.0%
Amortization of intangibles	1	1	1	1	1	0.0%	2	2	0.0%
Total amortization	86	426	171	201	205	138.4%	253	406	60.5%
Total operating commissions and other expenses	$746	$1,103	$862	$917	$898	20.4%	$1,586	$1,815	14.4%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Annuities
Investments on reserves, excluding alternative	5.19%	5.08%	4.98%	4.93%	4.86%	(33)	5.24%	4.89%	(35)
Prepayment and make whole premiums	0.11%	0.12%	0.09%	0.04%	0.07%	(4)	0.18%	0.06%	(12)
Alternative investments	0.00%	0.00%	0.00%	0.00%	0.01%	1	0.00%	0.01%	1
Net investment income yield on reserves	5.30%	5.20%	5.07%	4.97%	4.94%	(36)	5.42%	4.96%	(46)
Interest rate credited to contract holders	3.38%	3.33%	3.26%	3.15%	3.03%	(35)	3.34%	3.09%	(25)
Interest rate spread	1.92%	1.87%	1.81%	1.82%	1.91%	(1)	2.08%	1.87%	(21)

Retirement Plan Services
Investments on reserves, excluding alternative	5.55%	5.53%	5.40%	5.34%	5.28%	(27)	5.58%	5.30%	(28)
Prepayment and make whole premiums	0.23%	0.04%	0.05%	0.04%	0.02%	(21)	0.29%	0.03%	(26)
Alternative investments	0.01%	0.00%	0.01%	0.01%	0.02%	1	0.02%	0.02%	-
Net investment income yield on reserves	5.79%	5.57%	5.46%	5.39%	5.32%	(47)	5.89%	5.35%	(54)
Interest rate credited to contract holders	3.34%	3.31%	3.28%	3.22%	3.22%	(12)	3.35%	3.22%	(13)
Interest rate spread	2.45%	2.26%	2.18%	2.17%	2.10%	(35)	2.54%	2.13%	(41)

Life Insurance
Attributable to interest-sensitive products:
Investments on reserves, excluding alternative	5.82%	5.74%	5.71%	5.77%	5.75%	(7)	5.86%	5.75%	(11)
Prepayment and make whole premiums	0.14%	0.06%	0.03%	0.02%	0.07%	(7)	0.09%	0.05%	(4)
Alternative investments	0.29%	0.16%	0.00%	0.17%	0.15%	(14)	0.31%	0.16%	(15)
Net investment income yield on reserves	6.25%	5.96%	5.74%	5.96%	5.97%	(28)	6.26%	5.96%	(30)
Interest rate credited to contract holders	4.09%	4.10%	4.05%	3.95%	3.92%	(17)	4.09%	3.94%	(15)
Interest rate spread	2.16%	1.86%	1.69%	2.01%	2.05%	(11)	2.17%	2.02%	(15)

Attributable to traditional products:
Investments on reserves, excluding alternative	6.00%	5.90%	5.81%	5.73%	5.79%	(21)	5.95%	5.76%	(19)
Prepayment and make whole premiums	0.00%	0.03%	0.01%	0.00%	0.04%	4	0.05%	0.02%	(3)
Alternative investments	0.00%	0.00%	0.01%	0.01%	0.02%	2	0.01%	0.01%	-
Net investment income yield on reserves	6.00%	5.93%	5.83%	5.74%	5.85%	(15)	6.01%	5.79%	(22)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 06/30/11		As of 12/31/11		As of 06/30/12
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$54,830	73.8%	$59,261	75.1%	$63,914	77.3%
U.S. government bonds	240	0.3%	494	0.6%	517	0.6%
Foreign government bonds	594	0.8%	733	0.9%	664	0.8%
Mortgage-backed securities	10,334	13.9%	9,639	12.2%	8,504	10.3%
Asset-backed collateralized debt obligations	126	0.2%	102	0.1%	120	0.1%
State and municipal bonds	3,479	4.7%	4,047	5.1%	4,284	5.2%
Hybrid and redeemable preferred securities	1,317	1.8%	1,157	1.5%	1,188	1.4%
VIEs' fixed maturity securities	593	0.8%	700	0.9%	705	0.9%
Equity securities	144	0.2%	139	0.2%	154	0.2%
Total AFS securities	71,657	96.5%	76,272	96.6%	80,050	96.8%
Trading securities	2,625	3.5%	2,675	3.4%	2,649	3.2%
Total AFS and trading securities	$74,282	100.0%	$78,947	100.0%	$82,699	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$70,282	99.8%	$71,960	99.8%	$74,325	99.8%
Equity securities	122	0.2%	137	0.2%	145	0.2%
Total AFS and trading securities	$70,404	100.0%	$72,097	100.0%	$74,470	100.0%

% of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		94.5%		94.4%		94.7%
Below investment grade		5.5%		5.6%		5.3%

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Net Investment Income	$1,181	$1,151	$1,129	$1,166	$1,197	1.4%	$2,372	$2,362	-0.4%

Average Invested Assets, at Amortized Cost	81,102	82,254	83,211	83,883	84,958	4.8%	80,549	84,420	4.8%

Net Investment Income Yield	5.82%	5.60%	5.43%	5.56%	5.64%	(18)	5.89%	5.60%	(29)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$24	$23	$25	$27	$25	4.2%	$46	$52	13.0%
Total excluded realized gain (loss)	(33)	(186)	(149)	(112)	18	154.5%	(53)	(95)	-79.2%
Total realized gain (loss), pre-tax	$(9)	$(163)	$(124)	$(85)	$43	NM	$(7)	$(43)	NM

Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax
Realized gain (loss) related to investments	$(22)	$(98)	$(28)	$6	$(45)	NM	$(25)	$(39)	-56.0%
Variable annuity net derivative results:
Hedge program performance, including for GLB reserves hedged	(11)	(169)	5	19	(38)	NM	(29)	(20)	31.0%
GLB non-performance risk component	11	106	(49)	(85)	86	NM	21	2	-90.5%
Total variable annuity net derivative results	-	(63)	(44)	(66)	48	NM	(8)	(18)	NM
Indexed annuity forward-starting option	-	(2)	-	10	(1)	NM	2	9	NM
Excluded realized gain (loss) net of benefit ratio unlocking, after-tax	$(22)	$(163)	$(72)	$(50)	$2	109.1%	$(31)	$(48)	-54.8%

Components of Realized Gain (Loss) Related to Investments, After-Tax
OTTI	$(20)	$(17)	$(16)	$(31)	$(21)	-6.5%	$(47)	$(52)	-11.1%
Other realized gain (loss) related to certain investments	(1)	(12)	(21)	(1)	(12)	NM	16	(12)	NM
Gain (loss) on the mark-to-market on certain instruments	(1)	(69)	9	38	(12)	NM	6	25	NM
Total realized gain (loss) related to investments, after-tax	$(22)	$(98)	$(28)	$6	$(45)	NM	$(25)	$(39)	-56.0%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change
Leverage Ratio
Short-term debt	$251	$550	$300	$300	$300	19.5%
Long-term debt	5,729	5,348	5,391	5,606	5,719	-0.2%
Total debt	5,980	5,898	5,691	5,906	6,019	0.7%
Less:
Long-term operating debt (1)	1,122	1,122	1,122	1,122	1,122	0.0%
75% of capital securities	1,114	908	908	908	908	-18.5%
Carrying value of fair value hedges	84	278	320	234	330	294.6%
Total numerator	$3,660	$3,591	$3,341	$3,642	$3,659	0.0%

Stockholders' equity, excluding AOCI	$11,331	$11,323	$10,559	$10,639	$10,803	-4.7%
Total debt	5,980	5,898	5,691	5,906	6,019	0.7%
Total denominator	$17,311	$17,221	$16,250	$16,545	$16,822	-2.8%

Leverage ratio	21.1%	20.8%	20.6%	22.0%	21.7%

Holding Company Available Cash	$948	$771	$589	$876	$838	-11.6%

Ratings as of August 1, 2012
Standard
	A.M. Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	a-	BBB+	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	A+	A2	AA-
First Penn-Pacific Life Insurance Company	A+	A+	A2	A-
Lincoln Life & Annuity Company of New York	A+	A+	A2	AA-

(1)
We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$22	$15	$14	$17	$18	-18.2%	$45	$35	-22.2%
Insurance fees	321	317	299	325	323	0.6%	631	648	2.7%
Net investment income	278	271	270	272	279	0.4%	566	551	-2.7%
Operating realized gain (loss)	23	23	25	27	25	8.7%	46	53	15.2%
Other revenues and fees	91	85	84	90	89	-2.2%	180	178	-1.1%
Total operating revenues	735	711	692	731	734	-0.1%	1,468	1,465	-0.2%
Operating expenses:
Interest credited	178	177	169	171	163	-8.4%	352	333	-5.4%
Benefits	43	87	47	45	49	14.0%	78	95	21.8%
Commissions incurred	193	182	173	183	202	4.7%	370	385	4.1%
Other expenses incurred	190	177	182	196	187	-1.6%	377	383	1.6%
Amounts capitalized	(141)	(137)	(123)	(124)	(149)	-5.7%	(268)	(273)	-1.9%
Amortization	93	65	90	98	86	-7.5%	196	184	-6.1%
Total operating expenses	556	551	538	569	538	-3.2%	1,105	1,107	0.2%
Income (loss) from operations before taxes	179	160	154	162	196	9.5%	363	358	-1.4%
Federal income tax expense (benefit)	34	7	23	25	38	11.8%	74	64	-13.5%
Income (loss) from operations	$145	$153	$131	$137	$158	9.0%	$289	$294	1.7%

Effective Federal Income Tax Rate	19.0%	4.2%	15.2%	15.4%	19.6%		20.4%	17.7%

Average Equity, Excluding Goodwill and AOCI	$2,317	$2,580	$2,828	$2,957	$3,088	33.3%	$2,304	$3,022	31.2%

ROE, Excluding Goodwill	25.0%	23.8%	18.5%	18.5%	20.4%		25.1%	19.5%

Return on Average Account Values	65	72	62	61	70	5	66	66	-

Account Values
Separate account values:
Average	$68,262	$65,169	$64,173	$69,003	$69,222	1.4%	$67,365	$69,113	2.6%
End-of-period	68,551	60,774	65,010	71,059	69,615	1.6%	68,551	69,615	1.6%
General account values:
Average	20,170	20,415	20,535	20,534	20,668	2.5%	20,080	20,601	2.6%
End-of-period	20,289	20,455	20,524	20,609	20,762	2.3%	20,289	20,762	2.3%

Lincoln Financial Group
Retirement Plan Services - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance fees	$55	$51	$49	$52	$53	-3.6%	$110	$105	-4.5%
Net investment income	200	193	194	197	202	1.0%	405	399	-1.5%
Other revenues and fees	5	3	3	3	3	-40.0%	8	6	-25.0%
Total operating revenues	260	247	246	252	258	-0.8%	523	510	-2.5%
Operating expenses:
Interest credited	109	109	112	111	112	2.8%	217	223	2.8%
Benefits	-	2	-	-	-	NM	-	-	NM
Commissions incurred	17	16	17	18	17	0.0%	34	35	2.9%
Other expenses incurred	75	68	74	76	78	4.0%	142	155	9.2%
Amounts capitalized	(9)	(8)	(9)	(10)	(9)	0.0%	(17)	(19)	-11.8%
Amortization	10	7	7	10	10	0.0%	19	19	0.0%
Total operating expenses	202	194	201	205	208	3.0%	395	413	4.6%
Income (loss) from operations before taxes	58	53	45	47	50	-13.8%	128	97	-24.2%
Federal income tax expense (benefit)	17	14	12	12	12	-29.4%	38	25	-34.2%
Income (loss) from operations	$41	$39	$33	$35	$38	-7.3%	$90	$72	-20.0%

Effective Federal Income Tax Rate	28.9%	26.9%	26.4%	26.1%	24.0%		29.8%	25.0%

Average Equity, Excluding Goodwill and AOCI	$882	$864	$857	$905	$995	12.8%	$885	$950	7.3%

ROE, Excluding Goodwill	18.8%	18.1%	15.6%	15.3%	15.2%		20.2%	15.2%

Return on Average Account Values	41	40	35	34	37	(4)	45	35	(10)

Account Values
Separate account values:
Average	$14,284	$13,217	$12,783	$13,589	$13,373	-6.4%	$14,232	$13,481	-5.3%
End-of-period	14,254	12,122	12,867	13,959	13,338	-6.4%	14,254	13,338	-6.4%
Mutual fund account values:
Average	13,197	12,450	12,327	13,522	14,039	6.4%	12,791	13,715	7.2%
End-of-period	13,008	11,503	12,636	14,241	14,056	8.1%	13,008	14,056	8.1%
General account values:
Average	13,000	13,244	13,524	13,723	13,903	6.9%	12,933	13,812	6.8%
End-of-period	13,025	13,395	13,630	13,820	14,003	7.5%	13,025	14,003	7.5%

Lincoln Financial Group
Life Insurance - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$112	$104	$117	$109	$114	1.8%	$220	$222	0.9%
Insurance fees	523	498	505	529	511	-2.3%	975	1,040	6.7%
Net investment income	588	569	558	588	606	3.1%	1,167	1,195	2.4%
Other revenues and fees	6	5	7	6	6	0.0%	14	12	-14.3%
Total operating revenues	1,229	1,176	1,187	1,232	1,237	0.7%	2,376	2,469	3.9%
Operating expenses:
Interest credited	307	312	314	311	311	1.3%	610	622	2.0%
Benefits	609	152	460	475	477	-21.7%	1,056	952	-9.8%
Commissions incurred	166	161	179	130	126	-24.1%	339	256	-24.5%
Other expenses incurred	164	171	180	174	168	2.4%	327	342	4.6%
Amounts capitalized	(192)	(183)	(211)	(145)	(143)	25.5%	(386)	(289)	25.1%
Amortization	(27)	344	61	80	97	NM	18	177	NM
Total operating expenses	1,027	957	983	1,025	1,036	0.9%	1,964	2,060	4.9%
Income (loss) from operations before taxes	202	219	204	207	201	-0.5%	412	409	-0.7%
Federal income tax expense (benefit)	66	65	66	65	63	-4.5%	133	128	-3.8%
Income (loss) from operations	$136	$154	$138	$142	$138	1.5%	$279	$281	0.7%

Effective Federal Income Tax Rate	32.3%	29.8%	32.3%	31.5%	31.3%		32.3%	31.4%

Average Equity, Excluding Goodwill and AOCI	$5,662	$5,660	$5,628	$5,710	$5,864	3.6%	$5,612	$5,787	3.1%

ROE, Excluding Goodwill	9.6%	10.9%	9.8%	10.0%	9.4%		9.9%	9.7%

Average Account Values	$34,358	$34,493	$34,848	$35,643	$36,064	5.0%	$34,113	$35,854	5.1%

In-Force Face Amount
UL and other	$302,205	$304,475	$307,900	$307,957	$308,763	2.2%	$302,205	$308,763	2.2%
Term insurance	268,520	269,969	271,931	272,006	273,305	1.8%	268,520	273,305	1.8%
Total in-force face amount	$570,725	$574,444	$579,831	$579,963	$582,068	2.0%	$570,725	$582,068	2.0%

Lincoln Financial Group
Group Protection - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$460	$440	$442	$463	$495	7.6%	$897	$958	6.8%
Net investment income	39	37	37	38	42	7.7%	78	81	3.8%
Other revenues and fees	2	2	2	3	3	50.0%	4	4	0.0%
Total operating revenues	501	479	481	504	540	7.8%	979	1,043	6.5%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%	2	2	0.0%
Benefits	345	319	323	350	368	6.7%	672	718	6.8%
Commissions incurred	49	50	51	54	53	8.2%	100	107	7.0%
Other expenses incurred	67	72	85	73	82	22.4%	128	155	21.1%
Amounts capitalized	(10)	(13)	(21)	(11)	(17)	-70.0%	(19)	(28)	-47.4%
Amortization	9	9	11	12	11	22.2%	19	23	21.1%
Total operating expenses	461	438	450	479	498	8.0%	902	977	8.3%
Income (loss) from operations before taxes	40	41	31	25	42	5.0%	77	66	-14.3%
Federal income tax expense (benefit)	14	14	11	9	15	7.1%	27	23	-14.8%
Income (loss) from operations	$26	$27	$20	$16	$27	3.8%	$50	$43	-14.0%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.6%		35.0%	35.4%

Average Equity, Excluding Goodwill and AOCI	$878	$875	$889	$906	$927	5.6%	$883	$916	3.7%

ROE, Excluding Goodwill	11.7%	12.3%	9.2%	7.1%	11.6%		11.3%	9.4%

Loss Ratios by Product Line
Life	76.1%	72.1%	75.1%	78.2%	75.0%		76.0%	76.6%
Disability	69.4%	70.4%	69.6%	70.1%	69.6%		69.7%	69.8%
Dental	79.9%	76.2%	71.6%	82.1%	76.5%		81.8%	79.2%
Total non-medical	73.4%	71.8%	72.2%	74.9%	72.7%		73.7%	73.8%
Medical	89.4%	86.9%	88.6%	87.6%	89.7%		88.1%	88.9%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$1	$-	$-	$3	NM	$-	$4	NM
Net investment income	76	80	71	70	68	-10.5%	156	137	-12.2%
Amortization of deferred gain on business sold through reinsurance	18	18	18	18	18	0.0%	36	36	0.0%
Media revenues	19	20	21	17	21	10.5%	36	38	5.6%
Other revenues and fees	1	3	(1)	-	3	200.0%	4	5	25.0%
Total operating revenues	114	122	109	105	113	-0.9%	232	220	-5.2%
Operating expenses:
Interest credited	29	27	28	31	30	3.4%	58	61	5.2%
Benefits	28	34	31	28	35	25.0%	62	63	1.6%
Media expenses	17	17	18	16	16	-5.9%	34	32	-5.9%
Commissions and other expenses	3	34	28	19	15	NM	29	36	24.1%
Interest and debt expenses	72	71	70	68	68	-5.6%	144	135	-6.3%
Total operating expenses	149	183	175	162	164	10.1%	327	327	0.0%
Income (loss) from operations before taxes	(35)	(61)	(66)	(57)	(51)	-45.7%	(95)	(107)	-12.6%
Federal income tax expense (benefit)	(13)	(17)	(24)	(23)	(12)	7.7%	(35)	(34)	2.9%
Income (loss) from operations	$(22)	$(44)	$(42)	$(34)	$(39)	-77.3%	$(60)	$(73)	-21.7%

Discontinued Operations
Gain (loss) on disposal before taxes	$-	$(3)	$-	$(1)	$-	NM	$-	$(1)	NM
Federal income tax expense (benefit)	-	5	-	-	-	NM	-	-	NM
Gain (loss) on disposal	$-	$(8)	$-	$(1)	$-	NM	$-	$(1)	NM

Lincoln Financial Group
Consolidated - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
DAC and VOBA
Balance as of beginning-of-period	$7,695	$7,699	$6,705	$6,776	$6,880	-11%	$7,414	$6,776	-8.6%
Business sold through reinsurance	-	2	11	-	-	NM	-	-	NM
Deferrals	352	341	364	290	319	-9%	690	609	-11.7%
Operating amortization	(85)	(425)	(170)	(200)	(204)	NM	(251)	(404)	-61.0%
Deferrals, net of operating amortization	267	(84)	194	90	115	-57%	439	205	-53.3%
Amortization associated with benefit ratio unlocking	-	7	(5)	(5)	2	NM	(1)	(3)	NM
Adjustment related to realized (gains) losses	(18)	3	12	19	(34)	-89%	(40)	(16)	60.0%
Adjustment related to unrealized (gains) losses	(245)	(922)	(141)	-	(458)	-87%	(113)	(457)	NM
Balance as of end-of-period	$7,699	$6,705	$6,776	$6,880	$6,505	-16%	$7,699	$6,505	-15.5%

DSI
Balance as of beginning-of-period	$286	$276	$268	$271	$268	-6%	$286	$271	-5.2%
Deferrals	9	11	10	9	10	11%	18	19	5.6%
Operating amortization	(11)	(10)	(5)	(12)	(10)	9%	(24)	(22)	8.3%
Deferrals, net of operating amortization	(2)	1	5	(3)	-	100%	(6)	(3)	50.0%
Amortization associated with benefit ratio unlocking	-	1	(1)	(1)	-	NM	-	-	NM
Adjustment related to realized (gains) losses	(1)	(1)	2	2	(4)	NM	(2)	(2)	0.0%
Adjustment related to unrealized (gains) losses	(7)	(9)	(3)	(1)	(4)	43%	(2)	(6)	NM
Balance as of end-of-period	$276	$268	$271	$268	$260	-6%	$276	$260	-5.8%

DFEL
Balance as of beginning-of-period	$1,640	$1,694	$1,338	$1,369	$1,404	-14%	$1,502	$1,369	-8.9%
Deferrals	134	134	132	90	88	-34%	277	178	-35.7%
Operating amortization	(54)	(40)	(36)	(50)	(42)	22%	(59)	(92)	-55.9%
Deferrals, net of operating amortization	80	94	96	40	46	-43%	218	86	-60.6%
Amortization associated with benefit ratio unlocking	-	2	(1)	(1)	-	NM	-	(1)	NM
Adjustment related to realized (gains) losses	(2)	(4)	1	5	(6)	NM	(6)	(1)	83.3%
Adjustment related to unrealized (gains) losses	(24)	(448)	(65)	(9)	(183)	NM	(20)	(192)	NM
Balance as of end-of-period	$1,694	$1,338	$1,369	$1,404	$1,261	-26%	$1,694	$1,261	-25.6%

Lincoln Financial Group
Annuities - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
DAC and VOBA
Balance as of beginning-of-period	$1,949	$1,913	$1,877	$1,912	$1,965	0.8%	$1,882	$1,912	1.6%
Deferrals	141	137	123	125	149	5.7%	268	273	1.9%
Operating amortization	(93)	(65)	(90)	(98)	(86)	7.5%	(196)	(184)	6.1%
Deferrals, net of operating amortization	48	72	33	27	63	31.3%	72	89	23.6%
Amortization associated with benefit ratio unlocking	-	7	(5)	(4)	2	NM	(1)	(3)	NM
Adjustment related to realized (gains) losses	(8)	1	13	17	(34)	NM	(15)	(16)	-6.7%
Adjustment related to unrealized (gains) losses	(76)	(116)	(6)	13	(56)	26.3%	(25)	(42)	-68.0%
Balance as of end-of-period	$1,913	$1,877	$1,912	$1,965	$1,940	1.4%	$1,913	$1,940	1.4%

DSI
Balance as of beginning-of-period	$284	$274	$266	$269	$267	-6.0%	$284	$269	-5.3%
Deferrals	9	10	10	9	10	11.1%	18	18	0.0%
Operating amortization	(11)	(11)	(5)	(12)	(10)	9.1%	(24)	(22)	8.3%
Deferrals, net of operating amortization	(2)	(1)	5	(3)	-	100.0%	(6)	(4)	33.3%
Amortization associated with benefit ratio unlocking	-	1	(1)	(1)	-	NM	-	-	NM
Adjustment related to realized (gains) losses	(1)	(1)	1	3	(4)	NM	(2)	(1)	50.0%
Adjustment related to unrealized (gains) losses	(7)	(7)	(2)	(1)	(5)	28.6%	(2)	(6)	NM
Balance as of end-of-period	$274	$266	$269	$267	$258	-5.8%	$274	$258	-5.8%

DFEL
Balance as of beginning-of-period	$234	$247	$249	$263	$267	14.1%	$222	$263	18.5%
Deferrals	19	16	10	6	7	-63.2%	35	13	-62.9%
Operating amortization	(5)	(9)	4	(5)	(3)	40.0%	(10)	(8)	20.0%
Deferrals, net of operating amortization	14	7	14	1	4	-71.4%	25	5	-80.0%
Amortization associated with benefit ratio unlocking	-	2	(1)	(1)	-	NM	-	(1)	NM
Adjustment related to realized (gains) losses	(1)	(5)	2	5	(6)	NM	(3)	(1)	66.7%
Adjustment related to unrealized (gains) losses	-	(2)	(1)	(1)	-	NM	3	(1)	NM
Balance as of end-of-period	$247	$249	$263	$267	$265	7.3%	$247	$265	7.3%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection - DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
DAC and VOBA - Retirement Plan Services
Balance as of beginning-of-period	$230	$217	$189	$183	$165	-28.3%	$195	$183	-6.2%
Deferrals	9	8	9	10	9	0.0%	17	19	11.8%
Operating amortization	(10)	(7)	(7)	(10)	(10)	0.0%	(19)	(19)	0.0%
Deferrals, net of operating amortization	(1)	1	2	-	(1)	0.0%	(2)	-	100.0%
Adjustment related to unrealized (gains) losses	(12)	(29)	(8)	(18)	(19)	-58.3%	24	(38)	NM
Balance as of end-of-period	$217	$189	$183	$165	$145	-33.2%	$217	$145	-33.2%

DAC and VOBA - Life Insurance
Balance as of beginning-of-period	$5,365	$5,417	$4,484	$4,516	$4,586	-14.5%	$5,186	$4,516	-12.9%
Business sold through reinsurance	-	2	11	-	-	NM	-	-	NM
Deferrals	192	183	211	145	143	-25.5%	386	289	-25.1%
Operating amortization	27	(344)	(61)	(80)	(97)	NM	(18)	(177)	NM
Deferrals, net of operating amortization	219	(161)	150	65	46	-79.0%	368	112	-69.6%
Adjustment related to realized (gains) losses	(9)	3	(1)	1	(1)	88.9%	(24)	1	104.2%
Adjustment related to unrealized (gains) losses	(158)	(777)	(128)	4	(380)	NM	(113)	(378)	NM
Balance as of end-of-period	$5,417	$4,484	$4,516	$4,586	$4,251	-21.5%	$5,417	$4,251	-21.5%

DFEL - Life Insurance
Balance as of beginning-of-period	$1,406	$1,447	$1,088	$1,106	$1,136	-19.2%	$1,280	$1,106	-13.6%
Deferrals	116	119	122	83	82	-29.3%	242	165	-31.8%
Operating amortization	(49)	(31)	(39)	(45)	(39)	20.4%	(49)	(84)	-71.4%
Deferrals, net of operating amortization	67	88	83	38	43	-35.8%	193	81	-58.0%
Adjustment related to realized (gains) losses	(1)	1	-	-	-	100.0%	(3)	-	100.0%
Adjustment related to unrealized (gains) losses	(25)	(448)	(65)	(8)	(182)	NM	(23)	(190)	NM
Balance as of end-of-period	$1,447	$1,088	$1,106	$1,136	$997	-31.1%	$1,447	$997	-31.1%

DAC and VOBA - Group Protection
Balance as of beginning-of-period	$150	$151	$155	$165	$164	9.3%	$151	$165	9.3%
Deferrals	10	13	21	11	17	70.0%	19	28	47.4%
Operating amortization	(9)	(9)	(11)	(12)	(11)	-22.2%	(19)	(23)	-21.1%
Deferrals, net of operating amortization	1	4	10	(1)	6	NM	-	5	NM
Balance as of end-of-period	$151	$155	$165	$164	$170	12.6%	$151	$170	12.6%

Lincoln Financial Group
Annuities - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Fixed Annuities
Balance as of beginning-of-period	$17,643	$17,938	$18,009	$18,106	$18,186	3.1%	$17,420	$18,106	3.9%
Gross deposits	571	554	347	295	445	-22.1%	1,026	740	-27.9%
Withdrawals and deaths	(437)	(508)	(475)	(465)	(477)	-9.2%	(861)	(942)	-9.4%
Net flows	134	46	(128)	(170)	(32)	NM	165	(202)	NM
Reinvested interest credited	153	15	215	241	110	-28.1%	335	351	4.8%
Sales inducements deferred	8	10	10	9	9	12.5%	18	18	0.0%
Balance as of end-of-period, gross	17,938	18,009	18,106	18,186	18,273	1.9%	17,938	18,273	1.9%
Reinsurance ceded	(935)	(920)	(901)	(883)	(871)	6.8%	(935)	(871)	6.8%
Balance as of end-of-period, net	$17,003	$17,089	$17,205	$17,303	$17,402	2.3%	$17,003	$17,402	2.3%

Variable Annuities
Balance as of beginning-of-period	$71,091	$71,837	$64,140	$68,330	$74,366	4.6%	$68,390	$68,330	-0.1%
Gross deposits	2,356	2,155	2,028	2,185	2,422	2.8%	4,540	4,607	1.5%
Withdrawals and deaths	(1,790)	(1,538)	(1,555)	(1,722)	(1,689)	5.6%	(3,522)	(3,411)	3.2%
Net flows	566	617	473	463	733	29.5%	1,018	1,196	17.5%
Change in market value and reinvestment	180	(8,314)	3,717	5,573	(2,123)	NM	2,429	3,450	42.0%
Balance as of end-of-period, gross	71,837	64,140	68,330	74,366	72,976	1.6%	71,837	72,976	1.6%
Reinsurance ceded	-	-	(1)	(1)	(1)	NM	-	(1)	NM
Balance as of End-of-Period	$71,837	$64,140	$68,329	$74,365	$72,975	1.6%	$71,837	$72,975	1.6%

Total	0	0	0	0	0
Balance as of beginning-of-period	$88,734	$89,775	$82,149	$86,436	$92,552	4.3%	$85,810	$86,436	0.7%
Gross deposits	2,927	2,709	2,375	2,480	2,867	-2.0%	5,566	5,347	-3.9%
Withdrawals and deaths	(2,227)	(2,046)	(2,030)	(2,187)	(2,166)	2.7%	(4,383)	(4,353)	0.7%
Net flows	700	663	345	293	701	0.1%	1,183	994	-16.0%
Change in market value and reinvestment	333	(8,299)	3,932	5,814	(2,013)	NM	2,764	3,801	37.5%
Sales inducements deferred	8	10	10	9	9	12.5%	18	18	0.0%
Balance as of end-of-period, gross	89,775	82,149	86,436	92,552	91,249	1.6%	89,775	91,249	1.6%
Reinsurance ceded	(935)	(920)	(902)	(884)	(872)	6.7%	(935)	(872)	6.7%
Balance as of end-of-period, net	$88,840	$81,229	$85,534	$91,668	$90,377	1.7%	$88,840	$90,377	1.7%

Lincoln Financial Group
Retirement Plan Services - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Small Market
Balance as of beginning-of-period	$6,594	$6,566	$5,856	$6,167	$6,641	0.7%	$6,396	$6,167	-3.6%
Gross deposits	315	312	354	418	372	18.1%	641	790	23.2%
Withdrawals and deaths	(325)	(336)	(357)	(412)	(368)	-13.2%	(709)	(780)	-10.0%
Net flows	(10)	(24)	(3)	6	4	140.0%	(68)	10	114.7%
Transfers between fixed and variable accounts	-	-	11	(11)	-	NM	(6)	(11)	-83.3%
Change in market value and reinvestment	(18)	(686)	303	479	(175)	NM	244	304	24.6%
Balance as of end-of-period	$6,566	$5,856	$6,167	$6,641	$6,470	-1.5%	$6,566	$6,470	-1.5%

Mid - Large Market
Balance as of beginning-of-period	$17,224	$17,333	$16,106	$17,435	$19,199	11.5%	$16,207	$17,435	7.6%
Gross deposits	704	969	1,053	920	740	5.1%	1,535	1,660	8.1%
Withdrawals and deaths	(657)	(408)	(632)	(505)	(395)	39.9%	(1,055)	(900)	14.7%
Net flows	47	561	421	415	345	NM	480	760	58.3%
Transfers between fixed and variable accounts	(17)	(19)	(11)	(2)	(5)	70.6%	(38)	(7)	81.6%
Change in market value and reinvestment	79	(1,769)	919	1,351	(406)	NM	684	945	38.2%
Balance as of end-of-period	$17,333	$16,106	$17,435	$19,199	$19,133	10.4%	$17,333	$19,133	10.4%

Multi-Fund® and Other
Balance as of beginning-of-period	$16,490	$16,388	$15,058	$15,531	$16,180	-1.9%	$16,221	$15,531	-4.3%
Gross deposits	180	175	163	173	179	-0.6%	364	352	-3.3%
Withdrawals and deaths	(395)	(383)	(362)	(382)	(334)	15.4%	(820)	(716)	12.7%
Net flows	(215)	(208)	(199)	(209)	(155)	27.9%	(456)	(364)	20.2%
Change in market value and reinvestment	113	(1,122)	672	858	(231)	NM	623	627	0.6%
Balance as of end-of-period	$16,388	$15,058	$15,531	$16,180	$15,794	-3.6%	$16,388	$15,794	-3.6%

Total
Balance as of beginning-of-period	$40,308	$40,287	$37,020	$39,133	$42,020	4.2%	$38,824	$39,133	0.8%
Gross deposits	1,199	1,456	1,570	1,511	1,291	7.7%	2,540	2,802	10.3%
Withdrawals and deaths	(1,377)	(1,127)	(1,351)	(1,299)	(1,097)	20.3%	(2,584)	(2,396)	7.3%
Net flows	(178)	329	219	212	194	209.0%	(44)	406	NM
Transfers between fixed and variable accounts	(17)	(19)	-	(13)	(5)	70.6%	(44)	(18)	59.1%
Change in market value and reinvestment	174	(3,577)	1,894	2,688	(812)	NM	1,551	1,876	21.0%
Balance as of end-of-period	$40,287	$37,020	$39,133	$42,020	$41,397	2.8%	$40,287	$41,397	2.8%

Lincoln Financial Group
Life Insurance - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$29,739	$30,148	$30,638	$31,219	$31,494	5.9%	$29,365	$31,219	6.3%
Deposits	1,126	1,165	1,297	991	990	-12.1%	2,211	1,981	-10.4%
Withdrawals and deaths	(296)	(232)	(268)	(307)	(321)	-8.4%	(591)	(628)	-6.3%
Net flows	830	933	1,029	684	669	-19.4%	1,620	1,353	-16.5%
Contract holder assessments	(724)	(726)	(751)	(710)	(712)	1.7%	(1,439)	(1,422)	1.2%
Reinvested interest credited	303	283	303	301	299	-1.3%	602	600	-0.3%
Balance as of end-of-period, gross	30,148	30,638	31,219	31,494	31,750	5.3%	30,148	31,750	5.3%
Reinsurance ceded	(881)	(877)	(870)	(862)	(859)	2.5%	(881)	(859)	2.5%
Balance as of end-of-period, net	$29,267	$29,761	$30,349	$30,632	$30,891	5.5%	$29,267	$30,891	5.5%

VUL
Balance as of beginning-of-period	$6,171	$6,157	$5,375	$5,687	$6,202	0.5%	$5,962	$5,687	-4.6%
Deposits	148	178	209	168	147	-0.7%	333	316	-5.1%
Withdrawals and deaths	(110)	(148)	(207)	(101)	(93)	15.5%	(264)	(195)	26.1%
Net flows	38	30	2	67	54	42.1%	69	121	75.4%
Contract holder assessments	(91)	(93)	(93)	(95)	(88)	3.3%	(183)	(183)	0.0%
Change in market value and reinvestment	39	(719)	403	543	(163)	NM	309	380	23.0%
Balance as of end-of-period, gross	6,157	5,375	5,687	6,202	6,005	-2.5%	6,157	6,005	-2.5%
Reinsurance ceded	(857)	(717)	(758)	(826)	(775)	9.6%	(857)	(775)	9.6%
Balance as of end-of-period, net	$5,300	$4,658	$4,929	$5,376	$5,230	-1.3%	$5,300	$5,230	-1.3%

Total
Balance as of beginning-of-period	$35,910	$36,305	$36,013	$36,906	$37,696	5.0%	$35,327	$36,906	4.5%
Deposits	1,274	1,343	1,506	1,159	1,137	-10.8%	2,544	2,297	-9.7%
Withdrawals and deaths	(406)	(380)	(475)	(408)	(414)	-2.0%	(855)	(823)	3.7%
Net flows	868	963	1,031	751	723	-16.7%	1,689	1,474	-12.7%
Contract holder assessments	(815)	(819)	(844)	(805)	(800)	1.8%	(1,622)	(1,605)	1.0%
Change in market value and reinvestment	342	(436)	706	844	136	-60.2%	911	980	7.6%
Balance as of end-of-period, gross	36,305	36,013	36,906	37,696	37,755	4.0%	36,305	37,755	4.0%
Reinsurance ceded	(1,738)	(1,594)	(1,628)	(1,688)	(1,634)	6.0%	(1,738)	(1,634)	6.0%
Balance as of end-of-period, net	$34,567	$34,419	$35,278	$36,008	$36,121	4.5%	$34,567	$36,121	4.5%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	06/30/11	09/30/11	12/31/11	03/31/12	06/30/12	Change	06/30/11	06/30/12	Change
Revenues
Operating revenues	$2,839	$2,735	$2,715	$2,824	$2,882	1.5%	$5,578	$5,707	2.3%
Excluded realized gain (loss)	(33)	(186)	(149)	(112)	18	154.5%	(53)	(95)	-79.2%
Amortization of DFEL on benefit ratio unlocking	-	(3)	1	1	(1)	NM	-	1	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance	1	1	1	1	-	-100.0%	1	1	0.0%
Total revenues	$2,807	$2,547	$2,568	$2,714	$2,899	3.3%	$5,526	$5,614	1.6%

Excluded Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(21)	$(121)	$(97)	$(73)	$12	157.1%	$(34)	$(61)	-79.4%
Benefit ratio unlocking	(1)	(42)	25	23	(10)	NM	3	13	NM
Net gain (loss), after-tax	$(22)	$(163)	$(72)	$(50)	$2	109.1%	$(31)	$(48)	-54.8%

Net Income
Income (loss) from operations	$326	$329	$280	$296	$322	-1.2%	$648	$617	-4.8%
Excluded realized gain (loss)	(21)	(121)	(97)	(73)	12	157.1%	(34)	(61)	-79.4%
Benefit ratio unlocking	(1)	(42)	25	23	(10)	NM	3	13	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance	-	-	-	-	-	NM	-	1	NM
Gain (loss) on early extinguishment of debt	-	(5)	-	-	-	NM	-	-	NM
Impairment of intangibles	-	-	(747)	-	-	NM	-	-	NM
Income (loss) from discontinued operations	-	(8)	-	(1)	-	NM	-	(1)	NM
Net income (loss)	$304	$153	$(539)	$245	$324	6.6%	$617	$569	-7.8%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations	$1.01	$1.03	$0.92	$1.00	$1.09	7.9%	$2.01	$2.11	5.0%
Excluded realized gain (loss)	(0.06)	(0.38)	(0.33)	(0.25)	0.04	166.7%	(0.10)	(0.22)	NM
Benefit ratio unlocking	-	(0.13)	0.08	0.08	(0.03)	NM	0.01	0.05	NM
Gain (loss) on early extinguishment of debt	-	(0.02)	-	-	-	NM	-	-	NM
Impairment of intangibles	-	-	(2.51)	-	-	NM	-	-	NM
Income (loss) from discontinued operations	-	(0.03)	-	-	-	NM	-	-	NM
Adjustment attributable to using different average diluted shares	-	-	0.03	-	-	NM	-	-	NM
Net income (loss)	$0.95	$0.47	$(1.81)	$0.83	$1.10	15.8%	$1.92	$1.94	1.0%